UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
 Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant

Filed by a party other that the Registrant
Check the appropriate box:
Preliminary Proxy Statement
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

AEROSONIC CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filling fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AEROSONIC CORPORATION
(A DELAWARE CORPORATION)
1212 North Hercules Avenue
Clearwater, Florida 33765

NOTICE OF AMENDMENT TO PROXY STATEMENT PROPOSAL

To the Stockholders of Aerosonic Corporation:

        In response to feedback we have received from certain stockholders, our board of directors has revised its proposed amendments to the Aerosonic Corporation 2004 Stock Incentive Plan (the “Plan”). Our board of directors has taken the concerns that stockholders have expressed about the scope of the original proposed amendments very seriously. We believe that our revisions to Proposal No. 2 address those concerns while serving the key objective of the Plan, which is to continue to issue stock options as an important component of the compensation packages for all Aerosonic employees, thereby more closely aligning their interests with those of all of our stockholders.

        The revised Proposal No. 2 seeks stockholder approval to (1) increase the number of authorized shares of common stock for the Plan from 200,000 shares to 400,000 shares of common stock, (2) provide for grants to eligible persons of stock appreciation rights in addition to the other awards currently available under the Plan and (3) increase the number of shares of common stock from 50,000 to 200,000 that can be subject to awards granted in any calendar year to any participant. The Company has established the Plan in order to encourage and enable officers, other employees and non-employee directors of the Company and its subsidiaries to acquire a proprietary interest in the Company. The Board has determined that providing such persons with a direct stake in the Company’s welfare will promote and serve to assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees.

        These changes are the only changes to the matters to be voted on at the Annual Meeting from the original proxy statement mailed to stockholders on or about June 4, 2007. THE DATE OF THE MEETING (JULY 26, 2007) AND THE RECORD DATE (MAY 30, 2007) HAVE NOT BEEN CHANGED. Please sign and return the accompanying revised yellow proxy card. PLEASE DISCARD THE ORIGINAL WHITE PROXY CARD MAILED TO YOU. THE ORIGINAL WHITE PROXY CARD MAILED TO YOU IS NOT VALID, EVEN IF IT HAS ALREADY BEEN SUBMITTED. IF YOU HAVE SUBMITTED THE ORIGINAL WHITE PROXY CARD, IT WILL NOT BE IN EFFECT, WILL NOT BE COUNTED FOR THE PURPOSE OF QUORUM AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

/s/ David A. Baldini

Chairman, President and Chief Executive Officer

Clearwater, Florida
June 26, 2007

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR REVISED YELLOW PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE REVISED YELLOW PROXY CARD IS MAILED IN THE UNITED STATES.

AEROSONIC CORPORATION
(A DELAWARE CORPORATION)
1212 North Hercules Avenue
Clearwater, Florida 33765

AMENDMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 26, 2007

Amendment to Proposal No. 2 (Approval of Amendments to the Aerosonic Corporation 2004 Stock Incentive Plan

        On or about June 4, 2007, we mailed a proxy statement to our stockholders describing the matters to be voted on at the Annual Meeting. Our original Proposal No. 2 in that proxy statement sought the following approval:

2. To amend the Aerosonic Corporation 2004 Stock Incentive Plan to (1) increase the number of authorized shares of common stock for the Aerosonic Corporation 2004 Stock Incentive Plan (the "Plan") from 200,000 shares to 700,000 shares of common stock, (2) provide for grants to eligible persons of stock appreciation rights in addition to the other awards currently available under the Plan and (3) increase the number of shares of common stock from 50,000 to 200,000 that can be subject to awards granted in any calendar year to any participant. The Company has established the Plan in order to encourage and enable officers, other employees and non-employee directors of the Company and its subsidiaries to acquire a proprietary interest in the Company. The Board has determined that providing such persons with a direct stake in the Company's welfare will promote and serve to assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees.

Our Board of Directors has amended Proposal No. 2 as follows:

2. To amend the Aerosonic Corporation 2004 Stock Incentive Plan to (1) increase the number of authorized shares of common stock for the Aerosonic Corporation 2004 Stock Incentive Plan (the "Plan") from 200,000 shares to 400,000 shares of common stock, (2) provide for grants to eligible persons of stock appreciation rights in additional to the other awards currently available under the Plan and (3) increase the number of shares of common stock from 50,000 to 200,000 that can be subject to awards granted in any calendar year to any participant. The Company has established the Plan in order to encourage and enable officers, other employees and non-employee directors of the Company and its subsidiaries to acquire a proprietary interest in the Company. The Board has determined that providing such persons with a direct stake in the Company's welfare will promote and serve to assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees.

        These changes are the only changes to the matters to be voted on at the Annual Meeting from the original proxy statement mailed to stockholders.

Amended Proxy Statement Disclosure

        Our original proposal to approve the Plan can be found under Proposal No. 2 beginning on page 7 of the original proxy statement. Our amendment to Proposal No. 2 amends part of the disclosure contained in the first sentence of the second complete paragraph on page 7. Deleted text is shown below as crossed through and new text is shown below in bold and underlined:

We are asking the Company's stockholders to approve an amendment to (1) increase the number of authorized shares of common stock for the Aerosonic Corporation 2004 Stock Incentive Plan (the "Plan") from 200,000 shares to ~~700,000~~ 400,000 shares of common stock, (2) provide for grants to eligible persons of stock appreciation rights in addition to the other awards currently available under the Plan and (3) increase the number of shares of common stock from 50,000 to 200,000 that can be subject to awards granted in any calendar year to any participant. The Company has established the Plan in order to encourage and enable officers, other employees and non-employee directors of the Company and its subsidiaries to acquire a proprietary interest in the Company. The Board has determined that providing such persons with a direct stake in the Company's welfare will promote and serve to assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees.

        Corresponding changes to the maximum number of shares of common stock issuable from 700,000 to 400,000 are hereby made to page 8 of the original proxy statement described in Summary of the Plan under "Share Limitations" as well as to Section 4(a) of the Plan, a form of which was attached to the original proxy statement as Appendix A.

        The changes set forth above are the only changes to the proposals to be voted on at the Annual Meeting. Otherwise, the original proxy statement for the Annual Meeting remains unchanged.

        The affirmative vote of a majority of the total votes present in person or by proxy and voting on such matter is required for approval of Proposal No. 2.

Voting Matters

        In connection with our filing of this amendment to our proxy statement, a revised yellow proxy card is enclosed. PLEASE SIGN AND RETURN THE ENCLOSED REVISED YELLOW PROXY CARD. PLEASE DISCARD THE ORIGINAL WHITE PROXY CARD MAILED TO YOU. THE ORIGINAL WHITE PROXY CARD MAILED TO YOU IS NOT VALID, EVEN IF IT HAS ALREADY BEEN SUBMITTED. IF YOU HAVE SUBMITTED THE ORIGINAL WHITE PROXY CARD, IT WILL NOT BE IN EFFECT, WILL NOT BE COUNTED FOR THE PURPOSE OF QUORUM AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

Proxy Materials

        We will provide upon request and without charge to each stockholder receiving this amendment a copy of the original proxy statement, our Annual Report on Form 10-K for the fiscal year ended January 31, 2007, and/or the amended form of the Plan. Copies can be obtained by writing to our Secretary, Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765. This amendment does not provide all of the information about us that is important to your vote at the Annual Meeting. This amendment supplements and amends the original proxy statement and is intended to be read in conjunction therewith. Please read this amendment and the original proxy statement carefully and in their entirety.

2

ANNUAL MEETING OF STOCKHOLDERS OF

AEROSONIC CORPORATION

July 26, 2007

Please date, sign and mail your revised proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10030000000000000000 3 072607

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR AND "FOR" THE AMENDMENTS TO THE AEROSONIC CORPORATION 2004 STOCK INCENTIVE PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect one director to the board of directors of the Company, to hold office until his successor has been duly elected and qualified;

NOMINEE:

☐ FOR THE NOMINEE — David A. Baldini Class III Director

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To amend the Aerosonic Corporation 2004 Stock Incentive Plan	☐	☐	☐

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED REVISED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY USING THE INTERNET AS INSTRUCTED ON THE REVISED PROXY CARD, OR BY COMPLETING, SIGNING AND DATING THE REVISED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A REVISED PROXY ISSUED IN YOUR NAME.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AEROSONIC CORPORATION

1212 North Hercules Avenue
Clearwater, Florida 33765

THIS REVISED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Aerosonic Corporation hereby acknowledges receipt of (i) the "Amendment to Proxy Statement Proposal," and the accompanying Amendment to Proxy Statement for the Annual Meeting of Stockholders, dated June 26, 2007, and our original Proxy Statement, dated May 31, 2007, and hereby appoints P. Mark Perkins and Gary E. Colbert as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Aerosonic Corporation held of record by the undersigned on May 30, 2007, at the Annual Meeting of Stockholders to be held at Aerosonic Corporation's offices located at 1212 North Hercules Avenue, Clearwater, Florida 33765, on July 26, 2007, at 10:00 A.M., local time, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is provided, the named proxies are authorized and directed to vote on the proposals as described in the Proxy Statement accompanying this Proxy. If the nominee shall cease to be a candidate for election for any reason, the Proxy will be voted for a substitute nominee designated by the Board of Directors.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

AEROSONIC CORPORATION

July 26, 2007

REVISED PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your revised proxy card in the envelope provided as soon as possible.

\- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

10030000000000000000 3 072607

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR AND "FOR" THE AMENDMENTS TO THE AEROSONIC CORPORATION 2004 STOCK INCENTIVE PLAN.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect one director to the board of directors of the Company, to hold office until his successor has been duly elected and qualified;

NOMINEE:

☐ FOR THE NOMINEE — David A. Baldini, Class III Director

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. To amend the Aerosonic Corporation 2004 Stock Incentive Plan	☐	☐	☐

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED REVISED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY USING THE INTERNET AS INSTRUCTED ON THE REVISED PROXY CARD, OR BY COMPLETING, SIGNING AND DATING THE REVISED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A REVISED PROXY ISSUED IN YOUR NAME.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.